UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K/A
(Amendment No.1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 23, 2019
Date of Report (Date of earliest event reported)

SINCLAIR BROADCAST GROUP, INC.
(Exact name of registrant)

Maryland	000-26076	52-1494660
(State of organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road
Hunt Valley, MD  21030
(Address of principal executive offices and zip code)

(410) 568-1500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $ 0.01 per share	SBGI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SINCLAIR BROADCAST GROUP, INC.

Explanatory Note.

On August 23, 2019, Sinclair Broadcast Group, Inc. (the Company) filed with the Securities and Exchange Commission (SEC) a Current Report on Form 8- K (Initial 8-K) to disclose that Diamond Sports Group, LLC (Diamond), an indirect wholly-owned subsidiary of the Company, had completed its previously announced acquisition of all of the outstanding equity interests of Fox Sports Net, LLC (Fox).

This Current Report on Form 8-K/A amends the Initial 8-K to include the historical audited financial statements of Fox and the pro forma combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial 8-K.

The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and Fox would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the acquisition.

Except as described above, all other information in the Initial 8-K remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The audited combined financial statements of Fox for the fiscal years ended June 30, 2019, 2018, and 2017 are filed herewith as Exhibit 99.1.

(b) Pro forma financial information

The unaudited pro forma consolidated financial information of the Company and Fox for the six months ended June 30, 2019 and the twelve months ended December 31, 2018 are filed herewith as Exhibit 99.2.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm of Fox Sports Net, LLC

99.1	Audited combined financial statements of Fox Sports Net, LLC for the fiscal years ended June 30, 2019, 2018, and 2017.

99.2	Unaudited pro forma consolidated financial information of Sinclair Broadcast Group, Inc. and Fox Sports Net, LLC for the six months ended June 30, 2019 and the twelve months ended December 31, 2018.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

By: /s/ David R. Bochenek

Name:    David R. Bochenek
Title:    Senior Vice President / Chief Accounting Officer / Corporate Controller
Dated: November 8, 2019